PROMISSORY NOTE

                                JANUARY 31, 2005

                                   $750,000.00


         THIS PROMISSORY NOTE is issued by Usurf America, Inc., a Nevada corporation, having a principal place of business at 390 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021, (the "Company"), in favor of Holder (as hereinafter defined).

         FOR VALUE RECEIVED, the Company promises to pay to Evergreen Venture Partners, LLC or its registered assigns (the "Holder"), the principal sum of $750,000.00 on July 1, 2006 (the "Maturity Date"). The Company may from time to time prepay any portion of the principal amount of this Promissory Note without the prior written consent of the Holder and without premium or penalty. Notwithstanding the foregoing, this Promissory Note shall terminate and all obligations of the Company to Holder herein shall terminate immediately upon the occurrence of the Equity Condition.

         This Promissory Note is subject to the following additional provisions:

         Section 1.        Events of Default.

                  a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           i) any default in the payment of the principal of
                  this Promissory Note, which default is not cured or waived within 10 days;

                           ii) any representation or warranty made in the
                  Agreement shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

                           iii) the Company or any of its subsidiaries shall
                  commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other

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                  proceeding which remains undismissed for a period of 60 days;
                  or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing.

                  b) If any Event of Default occurs, the full principal amount of this Promissory shall become, at the Holder's election, immediately due and payable.


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         Section 2. Definitions. All capitalized terms used herein but not defined herein shall the meanings ascribed to such terms in the Surrender and Exchange Agreement of even date herewith between Holder and the Company (the "Agreement"). The following terms shall have the following meanings:

                  a) "Common Stock" means the common stock, $.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  b) "Equity Condition" shall mean, (i) the Common Stock is trading uninterrupted on the Principal Market and (ii) the price at which the Common Stock is trading on the Principal Market during any consecutive (uninterrupted) thirty calendar day period is not below $0.21 per share.

                  c) "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  d) "Principal Market" means the Over the Counter Electronic Bulletin Board (or any successor market) where the Common Stock of the Company is traded as of the date hereof.

      Section 3. Except as expressly provided herein, no provision of this Promissory Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Promissory Note as herein prescribed. This Promissory Note is a direct debt obligation of the Company.

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      Section 4. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note for the principal amount of this Promissory Note but only upon receipt of evidence of such loss, theft or destruction of such Promissory Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      Section 5. In the event of a dispute between the parties that arises out of this Promissory Note or the Agreement, the parties agree to submit such dispute to arbitration before the American Arbitration Association (the "Association") in Denver, Colorado, in accordance with the then-current rules of the Association; the award rendered by the arbitrator(s) shall be binding and a judgment may be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrator(s), as part of any award, may award attorneys fees to the prevailing party. This Promissory Note shall be deemed to be a contract made under, governed by and construed in accordance with the substantive laws of the State of Colorado.

      Section 6. Any waiver by the Company or the Holder of a breach of any provision of this Promissory Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Promissory Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Promissory Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Promissory Note. Any waiver must be in writing.

      Section 7. If any provision of this Promissory Note is invalid, illegal or unenforceable, the balance of this Promissory Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 8. Whenever any payment or other obligation hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day.

      Section 9. This Promissory Note may not be assigned, conveyed, pledged or transferred by Holder absent the prior written consent of Company. The terms and conditions of this Promissory Note shall be binding upon the successors and assigns of the Holder and the Company, as the case may be.


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         IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed by a duly authorized officer as of the date first above indicated.

                               USURF AMERICA, INC.


                               By: /s/ Douglas O. McKinnon
                                   ----------------------------------------
                                   Name: Douglas O. McKinnon
                                   Title:   President  & Chief Executive Officer

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